EXHIBIT 4.1


                             SOUTHERN UNION COMPANY

                             2,500,000 Equity Units
               (Initially consisting of 2,500,000 Corporate Units)



                             Underwriting Agreement

                                                                    June 5, 2003

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
  As Representatives of the
  several Underwriters listed
  in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York  10172


Ladies and Gentlemen:

         Southern Union Company, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 2,500,000 Equity Units of the Company (the "Securities"), the terms of which are identified in Schedule 2 hereto.

         Each of the Securities initially will consist of a unit (referred to as a "Corporate Unit") with a stated amount of $50.00 (the "Stated Amount") comprised of (a) a stock purchase contract (a "Purchase Contract" and, collectively with each other Purchase Contract, the "Purchase Contracts") under which (i) the holder of the Corporate Units (a "Holder," and, collectively with other Holders of Corporate Units, the "Holders") will purchase from the Company on August 16, 2006, for an amount in cash equal to the Stated Amount per Security, a number of shares (each, a "Common Share" and, collectively with all other Common Securities that may be issued and sold by the Company upon settlement of the Purchase Contracts, the "Common Securities") of common stock, $1.00 par value per share, of the Company (the "Common Stock"), as set forth in the Purchase Contract and Pledge Agreement (as defined below) and (ii) the Company will pay quarterly contract adjustment payments at the rate of 3.00% of the Stated Amount per year, and (b) $50 principal amount of the Company's Notes due August 16, 2008 (a "Note", and collectively with each other Note, the "Notes").

         In accordance with the terms of a Purchase Contract and Pledge Agreement (the "Purchase Contract and Pledge Agreement") to be dated as of the Closing Date (as defined below) between the Company and JPMorgan Chase Bank, as Purchase Contract Agent (the "Purchase Contract Agent"), pursuant to which the Purchase Contracts will be issued, the holders of the Corporate Units will pledge the Notes to JPMorgan Chase Bank, as the Collateral Agent, (the "Collateral Agent"), to secure the Holders' obligations to purchase Common Securities under the Purchase Contracts. The Purchase Contracts and the Purchase Contract and Pledge Agreement are herein collectively referred to as the "Equity Unit Agreements". The Notes will be issued pursuant to the Indenture (the "Base Indenture"), dated as of January 31, 1994 between us and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) (the "Trustee"), as amended and supplemented by the Supplemental Indenture No. 1 (the "Supplemental Indenture"), to be dated the Closing Date between the Company and the Trustee. The Base Indenture, as so amended or supplemented, is herein referred to as the "Indenture".

         Concurrently with this offering, the Company is offering, by means of a separate prospectus supplement, 9,500,000 shares of its Common Stock (or 10,925,000, if the underwriters exercise in full their over-allotment option). Neither offering is contingent upon each other.

         Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

         The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

            1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File No. 333-102388) including a prospectus (the "Base Prospectus"), relating to the Securities. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430 Information"), is referred to herein as the "Registration Statement"; and as used herein, the term "Preliminary Prospectus" means each prospectus included in such registration statement (and any amendments thereto) before it became effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430A Information, and the term "Prospectus" means the prospectus in the form first used to confirm sales of the Securities. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

         2. Purchase of the Securities by the Underwriters. (a) The Company agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective number of Securities set forth opposite such Underwriter's name in Schedule 1 hereto at a price per share the "Purchase Price" set forth in
Schedule 2 hereto.

     (b) The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

     (c) Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Securities, at the offices of Davis Polk & Wardwell at 10:00 A.M. New York City time on June 11, 2003, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing.

         Payment for the Securities to be purchased on the Closing Date shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Securities to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date and against credit to the securities account of the Collateral Agent of security entitlements in respect of the Notes constituting a part of such Securities as set forth in the Purchase Contract and Pledge Agreement, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Securities will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

         3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

     (a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus.

     (b) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date hereof and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the
Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

     (c) Incorporated Documents. The documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries and the financial statements and the related notes thereto of Panhandle and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries and Panhandle and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and Panhandle and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement and the Prospectus.

     (e) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock or any material adverse change, in or affecting the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus; to the best of the Company's knowledge, since the date of the most recent financial statements of Panhandle included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock or long-term debt of Panhandle or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by Panhandle on any class of capital stock (except in the ordinary course of business and as permitted under the Stock Purchase Agreement), or any material adverse change in or affecting the business, properties, management, financial position, stockholders' equity, results of operations or prospects of Panhandle and its subsidiaries taken as a whole; (ii) neither Panhandle nor any of its subsidiaries has entered into any transaction or agreement that is material to Panhandle and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to Panhandle and its subsidiaries taken as a whole (other than in the ordinary course of business); and (iii) neither Panhandle nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

     (f) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement, except to the extent all subsidiaries omitted, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary (as defined in Rule 1-02 of Regulation S-X).

     (g) Capitalization. The Company has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization"; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

     (h) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.

     (i) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

     (j) Authorization of the Equity Unit Agreements. Each of the Equity Unit Agreements will on the Closing Date be duly authorized, executed and delivered by, and (assuming due authorization, execution and delivery thereof by the parties thereto other than the Company) will be a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; provided, however, that upon the occurrence of a Termination Event (as defined in the Purchase Contract), the Bankruptcy Code (11 U.S.C. ss.ss. 101-1330, as amended) should not substantively limit the provisions of the Purchase Contract and Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in (1) the Senior Notes, (2) the Treasury Securities (as defined in the Purchase Contract) or (3) the applicable ownership interest of the Treasury Portfolio (as defined in the Purchase Contract), as applicable, and the transfer of such securities to the Purchase Contract Agent, for the benefit of the Holders of the Equity Units (as defined in the Prospectus); provided further, that the Company makes no representation as to whether a court exercising bankruptcy jurisdiction might issue a temporary restraining order or provide other interim relief that would delay the exercise of such termination right for a period of time pending final adjudication of any challenge to the exercise of such right during a bankruptcy case involving the Company. Each of the Equity Unit Agreements conforms in all material respects to the description thereof contained in the Prospectus.

     (k) Authorization of the Indenture. The Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act and, when the Supplemental Indenture is executed and delivered by the Company and the Trustee (and assuming due authorization, execution and delivery of the Indenture by the Trustee), the Indenture will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Indenture conforms in all material respects to the description thereof contained in the Prospectus.

     (l) Authorization of the Senior Notes. The Senior Notes have been duly authorized by the Company, and, when executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement (assuming due authentication of the Senior Notes by the Trustee), will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Senior Notes will conform in all material respects to the description thereof contained in the Prospectus.

     (m) Authorization of the Securities. The Securities have been duly and validly authorized, and when executed and authenticated and delivered against payment therefor in accordance with this Agreement will constitute valid and binding obligations of the Company entitled to the benefits provided by the Purchase Agreement, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; provided, however, that upon the occurrence of a Termination Event, the Bankruptcy Code should not substantively limit the provisions of the Purchase Contract and Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in (1) the Senior Notes, (2) the Treasury Securities (as defined in the Purchase Contract) or (3) the applicable ownership interest of the Treasury Portfolio (as defined in the Purchase Contract), as applicable, and the transfer of such securities to the Purchase Contract Agent, for the benefit of the Holders of the Equity Units (as defined in the Prospectus); provided further, however, the Company makes no representation as to whether a court exercising bankruptcy jurisdiction might issue a temporary restraining order or provide other interim relief that would delay the exercise of such termination right for a period of time pending final adjudication of any challenge to the exercise of such right during a bankruptcy case involving the Company. The issuance of the Securities will not be subject to any preemptive or similar rights and will conform in all material respects to the description thereof in the Prospectus. All corporate action required to be taken for the authorization, issuance and delivery of the Corporate Units has been validly taken.

     (n) Listing; Registration of Common Shares. The Securities and the Common Shares to be issued and sold by the Company pursuant to the Purchase Contract and Pledge Agreement have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and the Securities and the Common Shares have been registered under the Exchange Act;

     (o) Aggregate Number of Securities Issued. Immediately after any sale of Securities by the Company hereunder, the aggregate amount of Securities which have been issued and sold by the Company hereunder and Common Shares to be delivered upon expiration of the Purchase Contracts and of any securities of the Company (other than the Securities or the Common Shares) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement;

     (p) Stock Purchase Agreement. Each of the Amended and Restated Stock Purchase Agreement and the Shareholders Agreement dated as of May 12, 2003 by and among CMS Gas Transmission Company, Southern Union Company and Southern Union Panhandle Corp. (the "Stock Purchase Agreement"), relating to the Purchase of Panhandle Eastern Pipe Line Company (the "Panhandle Acquisition") has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company; to the best of the Company's knowledge the representations and warranties of CMS Gas Transmission Company set forth in the Stock Purchase Agreement (including the schedules included therein) are true and correct in all material respects.

     (q) The Shares. The Common Shares to be issued and sold by the Company pursuant to the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement, will be duly and validly issued and fully paid and non-assessable and conform to the description thereof in the Prospectus; the issuance of the Common Shares is not and will not be subject to any preemptive or similar rights.

     (r)  No  Violation  or  Default.   Neither  the  Company  nor  any  of  its
subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or
(iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (s) No Conflicts. The execution, delivery and performance by the Company of the Indenture, this Agreement and the Equity Unit Agreements and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

     (t) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Indenture, this Agreement and the Equity Unit Agreements and the consummation of the transactions herein and therein contemplated, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

     (u) Appropriate Orders Entered. An appropriate order or orders (each an "Order") of each governmental authority or agency the consent of which is necessary duly and validly for the Company (i) to consummate the Panhandle Acquisition and (ii) to issue and sell the Securities pursuant to this
Agreement, including without limitation the Pennsylvania Public Utility Commission, the Missouri Public Service Commission, the Rhode Island Public Utilities Commission and the Massachusetts Department of Telecommunications and Energy, has been entered, and each such Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for (x) the consummation of the Panhandle Acquisition and
(y) the due authorization, execution and delivery by the Company of the Indenture, this Agreement and the Equity Unit Agreements and the consummation or for the performance by the Company of the transactions herein and therein contemplated, except (i) such as have been obtained under the Securities Act,
(ii) as may be required to be obtained under state securities laws and (iii) as have been obtained pursuant to the Orders or any post-closing notices as may be required by such Orders.

     (v) Legal Proceedings. Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement and the Equity Unit Agreements; no such investigations, actions, suits or proceedings are, to the best knowledge of the Company, threatened or to the Company's knowledge contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.

     (w) Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act; and Ernst & Young LLP who have certified certain financial statements of Panhandle and its subsidiaries, are independent public accountants with respect to Panhandle and its subsidiaries as required by the Securities Act.

     (x) Title to Real and Personal Property. The Company and its subsidiaries have good title, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that
(i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (y) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described.

     (z) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus and the consummation of the Panhandle Acquisition will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

     (aa) Public Utility Holding Company Act. Neither the Company nor any of its subsidiaries is, and upon the consummation of the Panhandle Acquisition will not be, a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (bb) Taxes. Except as would not reasonably be expected to have a material adverse affect, the Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except to the extent being contested in good faith and for which the Company or a subsidiary has established reserves; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

     (cc) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

     (dd) No Labor Disputes. Except as would not, individually or in the aggregate, have a Material Adverse Effect, no labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

     (ee) Compliance With Environmental Laws. Except as disclosed in the Prospectus, the Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

     (ff) Compliance With ERISA. Except as would not reasonably be expected to have a Material Adverse Affect, each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of
Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived.

     (gg) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (hh) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

     (ii) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (jj) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.

     (kk) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

     (ll) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

     (mm) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or Common Shares.

     (nn) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

     (oo) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

     (pp) Compliance with Sarbanes-Oxley Act. The Company and the Company's directors or officers, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications; there is and has been no failure on the part of Panhandle or any of Panhandle's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

     4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

         (a) Filing of the Prospectus. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

         (b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by any Underwriter or dealer.

         (c) Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representatives reasonably objects.

         (d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective;
(ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information;
(iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

         (e) Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

         (f) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

         (g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

         (h) Clear Market. For a period of 90 days after the date of the initial public offering of the Securities, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Securities, Purchase Contracts or shares of Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, Purchase Contract or shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (i) the Securities to be sold hereunder, (ii) up to 3 million shares of Common Stock to be delivered to CMS Gas Transmission Company pursuant to the Stock Purchase Agreement on the closing of the Panhandle Acquisition; provided that the Company shall not consent to any sale by CMS Gas Transmission Company of such shares or any portion thereof without the prior written consent of the Representatives, and
(iii) any shares of Common Stock of the Company issued under the Company's existing stock based plans or upon the exercise of options granted under existing employee stock option plans and (iii) any shares issuable in connection with the Treasury Units (as defined in the Prospectus Supplement) or Corporate Units to be created or recreated upon substitution of pledged securities, or shares of the Company's Common Stock issuable upon settlement of the Corporate Units or Treasury Units;

         (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Prospectus under the heading "Use of Proceeds".

         (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

         (k) Exchange Listing. The Company will use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange (the "Exchange").

         (l) Reports. So long as the Securities are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

         5. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase the Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

         (a) Registration Compliance; No Stop Order. The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Representatives shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

         (b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

         (c) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

         (d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement and the Prospectus.

         (e) Officer's Certificate. The Representatives shall have received on and as of the Closing Date a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement and the Prospectus and, to the best knowledge of such officers, the representation set forth in
Section 3(b) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and
(d) above; and the Representatives shall have received on and as of the Closing Date a certificate of the chief financial officer or chief accounting officer of Panhandle substantially in the form attached hereto as Annex G.

         (f) Comfort Letters. On the date of this Agreement and on the Closing Date each of PricewaterhouseCoopers LLP and Ernst & Young LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided, that the letters delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to such Closing Date.

         (g) Opinion of Counsel for the Company. (i) Fleischman & Walsh L.L.P., outside counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A hereto; and (ii) Dennis Morgan, Esq., General Counsel of the Company, shall have furnished to the Representatives, at the request of the Company, his written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto.

         (h) Opinion of Tax Counsel for the Company. Roberts & Holland LLP, special tax counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, to the effect that the statements in the Prospectus under the caption "Certain United States Federal Income Tax Consequences" fairly present and summarize, in all material respects, the matters referred to therein.

         (i) Opinion of Missouri Counsel for the Company. Brydon, Swearengen & England, P.C., Missouri counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B hereto.

         (j) Opinion of Massachusetts Counsel for the Company. Keegan, Werlin & Pabian LLP, Massachusetts counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C hereto.

         (k) Opinion of Pennsylvania Counsel for the Company. Malatesta, Hawke & McKeon LLP, Pennsylvania counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D hereto.

         (l) Opinion of Rhode Island Counsel for the Company. Keegan, Werlin & Pabian LLP, Rhode Island counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex E hereto.

         (m) Opinion of Counsel for Panhandle. Merlin E. Remmenga, General Counsel of Panhandle, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex F hereto.

         (n) Opinion of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

         (o) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date prevent the issuance or sale of the Securities.

         (p) Good Standing. The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

         (q) Exchange Listing. The Securities to be delivered on the Closing Date and the Common Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

         (r) Lock-up Agreements. The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of Securities, Purchase Contract or shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date.

         (s) Panhandle Acquisition. On or prior to the Closing Date (i) each material condition to the closing of the Stock Purchase Agreement shall have been satisfied, and (ii) the parties to the Stock Purchase Agreement shall be ready, willing and able to consummate the Stock Purchase Agreement.

         (t) Additional Documents. On or prior to the Closing Date the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

         All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         6. Indemnification and Contribution.

         (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; provided that the Company will not be liable to any Underwriter with respect to any Prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Shares to a person to whom such Underwriter failed to send or give, at or prior to the Closing Date, a copy of the Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Preliminary Prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Date and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Prospectus by the Closing Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

         (b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting" and the information contained in the sixth and seventh paragraphs under the caption "Underwriting".

         (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this
Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any reasonably required local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

         (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

         (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

         7. Effectiveness of Agreement. This Agreement shall become effective upon the later of (i) the execution and delivery hereof by the parties hereto.

     8. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago
Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement and the Prospectus.

         9. Defaulting Underwriter. (a) If, on the Closing Date any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date does not exceed one-eleventh of the aggregate number of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter's pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date exceeds one-eleventh of the aggregate amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this
Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in
Section 10 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

         (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

         10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and Common Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement, the Indenture and the Equity Unit Agreements; (iv) the fees and expenses of the Company's counsel and independent accountants; (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (viii) all expenses incurred by the Company in connection with any "road show" presentation to potential investors; and (ix) all expenses and application fees related to the listing of the Securities and the Common Shares on the New York Stock Exchange.

         (b) If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

         11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

         12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

         13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

         14. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be binding upon the Underwriters.

         (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: 212-622-8358); Attention: Henry K. Wilson and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080 (fax: ); Attention: . Notices to the Company shall be given to it at Southern Union Company, One PEI Center, Wilkes Barre, Pennsylvania 18711 (fax: 570-829-8900); Attention: Thomas F. Karam.

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

         (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                         Very truly yours,

                                         SOUTHERN UNION COMPANY
                                         By:
                                            -----------------------------------
                                               Title:


Accepted: June 5, 2003

J.P. MORGAN SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.


  By:  J.P. MORGAN SECURITIES INC.
  By:
      --------------------------------------------
               Authorized Signatory

                                                                  Schedule 1


         Underwriter                                     Number of Securities

         J.P. Morgan Securities Inc.                            812,500
         Merrill Lynch, Pierce, Fenner &
            Smith Incorporated                                  812,500
         Wachovia Securities, LLC                               300,000
         Credit Suisse First Boston LLC                         275,000
         Credit Lyonnais Securities (USA) Inc.                   93,750
         Jeffries & Company, Inc.                                75,000
         Gilford Securities Incorporated                         50,000
         Wells Fargo Securities LLC                              31,250
         Fleet Securities, Inc.                                  50,000
                                                           --------------

                                             Total            2,500,000

                                                                 Schedule 2


Registration Statement No.:  333-102388

Number of Securities:  2,500,000

Purchase Price by Underwriters:  $48.50 per Corporate Unit

Price to Public per Corporate Unit:  $50.00

Gross Spread per Corporate Unit:  1.50%

Reference Price: $16.00

Threshold Appreciation Price:  $19.52

Payment Dates:  February 16, May 16, August 16 and November 16

Contract Adjustment Payment Dates:  February 16, May 16, August 16 and
                                    November 16

Contract Adjustment Payments:  3.00% of $50.00 Stated Amount

Purchase Contract Settlement Date:  August 16, 2006

Aggregate Principal Amount of Senior Notes:  $125,000,000

Maturity of the Senior Notes:  August 16, 2008

Interest rate on the Senior Notes:  2.75%

Stock Exchange Listing:  New York Stock Exchange

                                                                      Annex A-1


                  [Form of Opinion of Counsel for the Company]

     (a) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the best knowledge of such counsel, threatened by the Commission.

     (b) The Registration Statement and the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act.

     (c) The Company and each of its significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

     (d) The Company has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization"; all the outstanding shares of capital stock of the Company have been duly issued and, validly authorized and are fully paid and non-assessable; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each significant subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except as otherwise described in the Prospectus).

     (e) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (f) The Amended and Restated Stock Purchase Agreement dated as of May 12, 2003 by and among CMS Gas Transmission Company, Southern Union Company and Southern Union Panhandle Corp., conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

     (g) The shares of Common Stock to be issued and sold by the Company pursuant to the Purchase Contracts have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement, will be validly issued, fully paid and nonassessable and the issuance of the Securities is not subject to any preemptive or similar rights.

     (h) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the Indenture and the Equity Units Agreements, and the Securities, the issuance and sale of the Securities being delivered on the Closing Date and compliance by the Company with the terms thereof and the consummation of the transactions contemplated hereby and thereby, except for (i) the registration of the Securities under the Securities Act, (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters and (iii) as have been obtained pursuant to the Orders (as defined in the Underwriting Agreement) or any post closing notices required by such orders.

     (i) The Purchase Contract and Pledge Agreement has been duly authorized, executed and delivered by the Company, and assuming that the Purchase Contract Agreement is the valid and legally binding obligation of the Purchase Contract Agent, the Purchase Contract Agreement will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

     (j) The Corporate Units have been duly authorized by the Company, and assuming that (i) the Purchase Contract and Pledge Agreement is the valid and legally binding obligation of the Purchase Contract Agent and Collateral Agent,
(ii) the Corporate Units have been duly authenticated by the Purchase Contract Agent, (iii) the Corporate Units are the valid and legally binding obligation of the holders thereof, (iv) the Indenture is the valid and legally binding obligation of the Trustee and (v) the Notes have been duly authenticated by the Trustee, upon payment and delivery in accordance with the Underwriting Agreement, the Corporate Units will be validly issued, and the Corporate Units will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Purchase Contract and Pledge Agreement.

    (k) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming that the Indenture is the valid and legally binding obligation of the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

    (l) The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee, and upon payment and delivery of the Corporate Units in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

   (m) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Equity Unit Agreements, and the Securities, the issuance and sale of the Securities being delivered on the Closing Date and compliance by the Company with the terms of, and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement to or our knowledge other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority (other than the blue sky laws of the various states as to when we need not express an opinion) except, in the case of clauses (i) and
(iii) above, for such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

    (n) The statements in the Prospectus under the headings "Description of Common Stock and Preferred Stock", "Description of the Panhandle Acquisition", "Description of the Equity Units", "Description of the Purchase Contracts", "Certain Provisions of the Purchase Contract and the Purchase Contract and Pledge Agreement" and "Description of the Senior Notes", and in the Prospectus incorporated by reference from (i) Item 1 and 3 of Part I of the Company's Annual Report on Form 10-K for the year ended June 30, 2002, and Item 1 of Part II of the Company's quarterly reports on Form 10-Q for the periods ended September 30, 2002, December 31, 2002 and March 31, 2003 to the extent that they constitute summaries of the terms of stock, matters of law or legal conclusions, fairly summarize the matters described therein in all material respects; and, to the best knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

   (o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus and the consummation of the Panhandle Acquisition, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

   (p) Neither the Company nor any of its subsidiaries is, and upon the consummation of the Panhandle Acquisition will not be, a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

  (q) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange with the Commission, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

         Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel has not undertaken to determine independently and we are not passing on and assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date and at the date of the Underwriting Agreement (including the information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief), or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

         In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters.

         The opinion of Fleischman & Walsh L.L.P. described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                                                                      Annex A-2

                       [Form of Opinion of Dennis Morgan]

                  (a) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) or (iii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (b) To the best knowledge of such counsel, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or to his knowledge contemplated by any governmental or regulatory authority or threatened by others.

                  (c) Each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus except for the noncompliance of laws and regulations that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (d) The statements in the Prospectus under the headings "Business--Regulation and Regulatory Proceedings," " Business - Legal Proceedings, " and "Business - Environmental", in the Prospectus incorporated by reference from (i) Item 1 and 3 of Part I of the Company's Annual Report on Form 10-K for the year ended June 30 2002, and Item 1 of part II of the Company's quarterly reports on Form 10-Q for the periods ended September 30, 2002, December 31, 2002 and March 31, 2003, to the extent that they constitute summaries of matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects; and, to the best knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

                                                                        Annex B


              [Form of Opinion of Missouri Counsel for the Company]

         An appropriate order or orders (each an "Order") of the Missouri Public Service Commission necessary to permit (i) the Company to consummate the Panhandle Acquisition, and (ii) the issuance and delivery of the Securities has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, in Missouri, is necessary or required (A) to consummate the Panhandle Acquisition, and (B) for the due authorization, execution and delivery by the Company of this Agreement, or for the performance by the Company of the transactions contemplated thereby, except as may be required to be obtained under Missouri Blue Sky laws.

                                                                        Annex C


            [Form of Opinion of Pennsylvania Counsel for the Company]

         An appropriate order or orders (each an "Order") of the Pennsylvania Public Service Commission necessary to permit (i) the Company to consummate the Panhandle Acquisition, and (ii) the issuance and delivery of the Securities has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency in Pennsylvania, is necessary or required (A) to consummate the Panhandle Acquisition, and (B) for the due authorization, execution and delivery by the Company of this Agreement, or for the performance by the Company of the transactions contemplated thereby, except as may be required to be obtained under Pennsylvania Blue Sky laws.

                                                                        Annex D

            [Form of Opinion of Rhode Island Counsel for the Company]

         An appropriate order or orders (each an "Order") of the Rhode Island Public Service Commission necessary to permit (i) the Company to consummate the Panhandle Acquisition, and (ii) the issuance and delivery of the Securities has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency in Rhode Island is necessary or required (A) to consummate the Panhandle Acquisition, and (B) for the due authorization, execution and delivery by the Company of this Agreement, or for the performance by the Company of the transactions contemplated thereby, except as may be required to be obtained under Rhode Island Blue Sky laws.

                                                                        Annex E

           [Form of Opinion of Massachusetts Counsel for the Company]

         An appropriate order or orders (each an "Order") of the Massachusetts Department of Telecommunications and Energy necessary to permit (i) the Company to consummate the Panhandle Acquisition, and (ii) the issuance and delivery of the Securities has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency in Massachusetts is necessary or required (A) to consummate the Panhandle Acquisition, and (B) for the due authorization, execution and delivery by the Company of this Agreement, or for the performance by the Company of the transactions contemplated thereby, except as may be required to be obtained under Massachusetts Blue Sky laws.

                                                                        Annex F


                     [Form of Opinion of Panhandle Counsel]

         (a) Panhandle and each of its "significant subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

         (b) All the outstanding shares of capital stock of Panhandle have been duly issued and validly authorized and are fully paid and non-assessable, and all the outstanding shares of capital stock or other equity interests of each significant subsidiary of Panhandle have been duly and validly authorized and issued, are fully paid and non-assessable.

         (c) Panhandle is not (i) in violation of its charter or by-laws or similar organizational documents; (ii) to my knowledge, in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) to my knowledge, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) or (iii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

         (d) The statements relating to Panhandle and its "significant subsidiaries" in the Prospectus under the headings "Business--Regulation and Regulatory Proceedings," " Business - Legal Proceedings, " and "Business - Environmental", to the extent that they constitute summaries of matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

                                                                        Annex G

                                     [Panhandle Officer Certificate]



I, Gary Lefelar, Vice President - Controller (Principal Accounting Officer), of Panhandle Eastern Pipe Line Company, a Delaware corporation ("Panhandle"), pursuant to Section 5(e) of the Equity Units Underwriting Agreement and Section 5(e) of the Common Stock Underwriting Agreement, each dated June 5, 2003 (the "Underwriting Agreements"), between Southern Union Company ("Southern Union"), and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several underwriters (the "Underwriters") named in Schedule A to each of the Underwriting Agreements, hereby certifies, that:

     (1) I have carefully reviewed the portions of the Prospectus Supplement that relate solely to Panhandle or its subsidiaries and, to my knowledge: (a) such disclosure did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (b)(i) the financial statements and the related notes thereto of Panhandle and its consolidated subsidiaries included in a Form 8-K (re Panhandle financial statements), filed with the Securities and Exchange Commission by Southern Union on May 30, 2003, which is incorporated by reference in the Prospectus Supplement, comply in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act, as applicable, and present fairly the financial position of Panhandle and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; (ii) the financial statements and the related notes thereto identified in clause (b)(i) of this paragraph (1) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby except as otherwise indicated in the notes thereto; and (iii) the other financial information relating to Panhandle or its subsidiaries included or incorporated by reference in the Prospectus Supplement has been derived from the accounting records of Panhandle and its subsidiaries  and presents fairly the information  shown thereby;  and
          (c) Ernst & Young LLP, who have certified certain financial statements and the related notes thereto identified in clause (b)(i) of this paragraph (1) of Panhandle and its subsidiaries incorporated by reference in the Prospectus Supplement, are independent public accountants with respect to Panhandle and its subsidiaries as required by the Securities Act.

     (2) Since March 31, 2003, except as disclosed in the portions of the Prospectus Supplement that relate solely to Panhandle or its subsidiaries (including in the financial statements and the related notes thereto of Panhandle and its consolidated subsidiaries identified in clause (b)(i) of paragraph (1) above), to my knowledge:
          (A) there has not been any change in the capital stock or long-term debt of Panhandle or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by Panhandle on any class of capital stock (except in the ordinary course of business or as permitted by the Amended and Restated Stock Purchase Agreement, dated as of May 12, 2003 (the "Stock Purchase
          Agreement"), among CMS Gas Transmission Company ("CMS"), Southern Union Company and Southern Union Panhandle Corp.), or any material adverse change in or affecting the business, properties, management, financial position, stockholders' equity, results of operations or prospects of Panhandle and its subsidiaries taken as a whole; (B) except in the ordinary course of business, neither Panhandle nor any of its subsidiaries has entered into any transaction or agreement that is material to Panhandle and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to Panhandle and its subsidiaries taken as a whole; and (C) neither Panhandle nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

     (3) Since March 31, 2003, there has not occurred any material adverse change in or affecting the business, properties, management, financial position, stockholder's equity or results of operations or prospects of Panhandle and its subsidiaries taken as a whole.

     (4) Since March 31, 2003, there has not occurred any downgrading, nor has any notice been given to Panhandle of any intended or potential downgrading or of any review for a possible change, in the rating accorded any securities of Panhandle or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

         Capitalized terms used but not defined herein shall have the meanings specified in the Underwriting Agreements.

                                                                      Exhibit A

                            FORM OF LOCK-UP AGREEMENT



                                                                  June 5, 2003




J.P. MORGAN SECURITIES INC.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
  As Representatives of
  the several Underwriters listed in
  Schedule I to the Underwriting
  Agreements referred to below
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, NY  10172

         Re:      Southern Union Company --- Public Offering

Ladies and Gentlemen:

         The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into (i) an Underwriting Agreement (the "Common Stock Underwriting Agreement") with, Southern Union Company, a Delaware corporation (the "Company"), providing for the public offering (the "Common Stock Offering") by the several Underwriters named in Schedule I to the Common Stock Underwriting Agreement (the "Common Stock Underwriters"), of Common Stock, par value $1.00 per share of the Company (the "Common Stock") and (ii) an Underwriting Agreement (the "Equity Units Underwriting Agreement" and collectively with the Common Stock Underwriting Agreement, the "Underwriting Agreements") with, the Company, providing for the public offering (the "Equity Units Offering" and collectively with the Common Stock Offering, the "Public Offerings") by the several Underwriters named in Schedule I to the Equity Units Underwriting Agreement (the "Equity Units Underwriters" and collectively with the Common Stock Underwriters, the "Underwriters"), of Equity Units, of the Company (the "Equity Units" and collectively with the Common Stock, the "Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

         In consideration of the Underwriters' agreement to purchase and make the Public Offerings of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, the undersigned will not, during the period ending 90 days after the date of the prospectuses relating to the Public Offerings (collectively, the "Prospectus"), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if neither of the Underwriting Agreements become effective, or if both of the Underwriting Agreements (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement. For the avoidance of doubt, if only one of the Underwriting Agreements does not become effective or is terminated, then the undersigned's obligations under this Letter Agreement shall continue unaffected.

         The undersigned understands that the Underwriters are entering into the Underwriting Agreements and proceeding with the Public Offerings in reliance upon this Letter Agreement.

         This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                        Very truly yours,

                                       [NAME OF STOCKHOLDER]

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:




Accepted as of the date
first set forth above:

J.P. MORGAN SECURITIES INC.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
  Acting severally on behalf of themselves and the several Underwriters named in
  Schedule I to the Common Stock Underwriting Agreement

By:    J.P. MORGAN SECURITIES INC.



By:
   --------------------------------------------
    Name:
    Title:

J.P. MORGAN SECURITIES INC.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
  Acting severally on behalf of themselves and the several Underwriters named in
  Schedule I to the Equity Units Underwriting Agreement

By:    J.P. MORGAN SECURITIES INC.



By:
   --------------------------------------------
    Name:
    Title: